                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

                             THE GCG TRUST
                          1475 DUNWOODY DRIVE
                        WEST CHESTER, PA 19380
                             800-366-0066

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE CAPITAL APPRECIATION SERIES, DEVELOPING WORLD SERIES EQUITY INCOME SERIES (FORMERLY THE MULTIPLE ALLOCATION SERIES), GROWTH & INCOME SERIES, HARD ASSETS SERIES, STRATEGIC EQUITY SERIES, AND GROWTH SERIES (FORMERLY THE VALUE + GROWTH SERIES)

                           APRIL 20, 1999

To the Shareholders of the Capital Appreciation Series, Developing World Series, Equity Income Series, Growth & Income Series, Hard
Assets Series, Strategic Equity Series and Growth Series (formerly Value + Growth Series) of The GCG Trust:

   Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of the Capital Appreciation Series, Developing World Series, Equity Income Series, Growth & Income Series, Hard Assets Series, Strategic Equity Series and Growth Series of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1475 Dunwoody Drive, West Chester, PA 19380, on April 20, 1999, at 10:00 a.m., local time, for the following purposes:

   1. To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI") and AIM Management Group, Inc. on behalf of the Capital Appreciation Series and Strategic Equity Series;

   2. To approve a new Portfolio Management Agreement among the Trust, DSI and Baring International Investment Limited on behalf of the Developing World Series and Hard Assets Series;

   3. To approve a new Portfolio Management Agreement among the Trust, DSI and Alliance Capital Management L.P. on behalf of the Growth & Income Series;

   4.   To approve a new Portfolio Management Agreement among the Trust,
        DSI and T. Rowe Price Associates, Inc. on behalf of the Equity Income Series;

   5. To approve a change in the statement of the Equity Income Series' investment objective from "seeking the highest total return, consisting of capital appreciation and current income, consistent with preservation of capital" to "providing substantial dividend income and also long-term capital appreciation";

   6. To approve a new Portfolio Management Agreement among the Trust, DSI and Janus Capital Corporation on behalf of the Growth series; and

   To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Trustees has fixed the close of business on February 26, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                   By Order of the Board of Trustees




                                   -----------------------------
                                   Myles R. Tashman, Secretary

March [__], 1999

---------------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL NOTICED ABOVE.
---------------------------------------------------------------------

                          THE GCG TRUST
                       1475 Dunwoody Drive
                West Chester, Pennsylvania 19380
                          800-366-0066

                   PROXY STATEMENT

             Special Meeting of Shareholders of the
                   Capital Appreciation Series
                     Developing World Series
                     Growth & Income Series
                       Hard Assets Series
 Equity Income Series (formerly the Multiple Allocation Series)
                     Strategic Equity Series
       Growth Series (formerly the Value + Growth Series)

                        April 20, 1999

   This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of The GCG Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1475 Dunwoody Drive, West Chester, PA 19380, on
April  20,  1999,  at  10:00 a.m. local time.   The  approximate
mailing date of this Proxy Statement and accompanying form of proxy is March 19, 1999.

   The  Board  has  fixed the close of business on  February  26,
1999, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Series of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

   The Board of Trustees of the Trust is soliciting shareholder votes on proposals affecting seven portfolios; the Capital Appreciation Series, Developing World Series, Growth & Income Series, Hard Assets Series, Equity Income Series (formerly the Multiple Allocation Series), Strategic Equity Series, and Growth Series (formerly the Value + Growth Series) (the "Series"). Shareholders of the Series only are being requested to vote on the following proposals:

   1. To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI") and AIM Capital
      Management, Inc. ("AIM") on behalf of the Capital Appreciation Series, and Strategic Equity Series;

   2. To approve a new Portfolio Management Agreement among the Trust, DSI and Baring International Investment Limited ("BIIL") on behalf of the Developing World Series and Hard Assets Series;

   3. To approve a new Portfolio Management Agreement among the Trust, DSI and

      Alliance Capital Management LP ("Alliance") on behalf of the Growth & Income Series;

   4. To approve a new Portfolio Management Agreement among the Trust, DSI and T. Rowe Price Associates, Inc. ("T. Rowe") on behalf of the Equity Income Series;

   5.   To approve a change in the statement of the Equity Income
      Series' investment objective from "seeking the highest total return, consisting of capital appreciation and current income, consistent with preservation of capital" to "providing substantial dividend income and also long-term capital appreciation" and;

   6. To approve a new Portfolio Management Agreement among the Trust, DSI and Janus Capital Corporation ("Janus") on behalf of the Growth Series.

   The new Portfolio Management Agreements (the "New Portfolio Management Agreements") listed above would be substantively identical to the prior portfolio management agreements, except that the fees paid to the portfolio managers will be lower than under the prior Portfolio Management Agreements.

   The  Series represented by this proxy statement involves seven
(7) of twenty-four (24) operational portfolios of the Trust. The Shares of the Series currently are offered to separate accounts of affiliated insurance companies; Golden American Life Insurance Company ("Golden American"), First Golden American Life Insurance Company of New York ("First Golden") and Equitable Life Insurance Company of Iowa ("Equitable Life") (collectively, the "Participating Insurance Companies") to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by the Participating Insurance Companies. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with the Investment Company Act of 1940 (the "1940 Act"), it is expected that each Participating Insurance Company, issuing a Variable Contract funded by a registered separate account that participates in the Trust, will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received. The Participating Insurance Companies are required to vote Shares of the Series held by its registered separate accounts in accordance with instructions received from Variable Contract Owners. The participating Insurance Companies are also required to vote Shares of the Series held in each registered separate account for which it has not received Instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by each Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Golden American or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by DSI, the manager of the Trust.

<CAPTIONS>
   The following tables summarize the proposals and indicate which shareholders are being requested to vote on each proposal:


                                                      SERIES
|----------------------------------------------------------------------------------------------------------|
|                     |  GROWTH  |    CAPITAL    | DEVELOPING  | GROWTH &  |  HARD   | EQUITY  | STRATEGIC |
|                     |          | APPRECIATION  |   WORLD     |  INCOME   | ASSETS  | INCOME  |  EQUITY   |
|----------------------------------------------------------------------------------------------------------|
|                     |          |               |             |           |         |         |           |
|Proposal 1           |          |               |             |           |         |         |           |
|Approve a New        |          |       X       |             |           |         |         |     X     |
|Portfolio            |          |               |             |           |         |         |           |
|Management Agreement |          |               |             |           |         |         |           |
|----------------------------------------------------------------------------------------------------------|
|Proposal 2           |          |               |             |           |         |         |           |
|Approve a New        |          |               |     X       |           |    X    |         |           |
|Portfolio            |          |               |             |           |         |         |           |
|Management Agreement |          |               |             |           |         |         |           |
|----------------------------------------------------------------------------------------------------------|
|Proposal 3           |          |               |             |           |         |         |           |
|Approve a New        |          |               |             |     X     |         |         |           |
|Portfolio            |          |               |             |           |         |         |           |
|Management Agreement |          |               |             |           |         |         |           |
|----------------------------------------------------------------------------------------------------------|
|Proposal 4           |          |               |             |           |         |         |           |
|Approve a New        |          |               |             |           |         |    X    |           |
|Portfolio            |          |               |             |           |         |         |           |
|Management Agreement |          |               |             |           |         |         |           |
|----------------------------------------------------------------------------------------------------------|
|Proposal 5           |          |               |             |           |         |         |           |
|Approve a Change     |          |               |             |           |         |    X    |           |
|in Objective         |          |               |             |           |         |         |           |
|----------------------------------------------------------------------------------------------------------|
|Proposal 6           |          |               |             |           |         |         |           |
|Approve a New        |    X     |               |             |           |         |         |           |
|Portfolio            |          |               |             |           |         |         |           |
|Management Agreement |          |               |             |           |         |         |           |
|----------------------------------------------------------------------------------------------------------|


   VOTING. Shares which represent interests in the Series are being asked to vote on a matter, which pertains only to that Series, identified as the Proposal, and as appropriate, any other business which may properly come before the Meeting. The voting requirement for approval of this and any other proposal requires a vote of the "majority of the outstanding voting securities" of the Series which means the lesser of: (i) 67% or more of the shares of the Series entitled to vote thereon present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Series.

   If the New Portfolio Management Agreements are approved by a majority vote of the outstanding shares of the Series affected, they will remain in effect, having already been approved by the Board of Trustees (the "Board"). If the Shareholders of the Series should fail to approve any New Portfolio Management Agreements, the Board will determine the appropriate action to take.

   In  the  event  that a quorum is present at  the  Meeting  but sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders. Such action should be based on a consideration of all relevant factors including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on any Proposal prior to any adjournment if sufficient votes have been received for approval of that proposal.

   The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were participating insurance companies. Since participating insurance companies are the legal owners of the Shares, attendance by the participating insurance companies at the meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

   The Trust knows of no items of business other than the Proposal mentioned in the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

INTRODUCTION

   As described in the Trust's prospectus, investment management services are provided to the Trust and each of its several Series by Directed Services, Inc. ("DSI" or the "Manager"). Subject to the supervision and approval of the Board and approval of the shareholders of the respective Series, DSI is responsible for engaging various investment advisory organizations (each, a "Portfolio Manager") to provide portfolio management services to the respective Series. DSI is also responsible for monitoring and evaluating the performance of the various Portfolio Managers. DSI has formulated a portfolio management strategy for the Trust that would encourage the Trust's growth and provide a range of investment opportunities for the Participating Insurance Companies and their Variable Contract Owners. DSI has come to believe that the Trust's interest ---and those of its shareholders---would  best be served  by  creating,  through  the medium of the Trust's several series, a matrix of diverse but complimentary investment portfolios. As the Trust's Manager, DSI believes that the best way to acccomplish this goal is to employ Portfolio Managers whose differing styles cover the investment spectrum, from those that favor value oriented investing to aggressive growth. DSI believes that the proposals set forth in this Proxy Statement represent several steps toward making this goal a reality. These proposals would, if approved by shareholders, ratify investment advisory organizations recently engaged to serve the Trust's Series. Each proposal in this Proxy Statement was presented to a meeting of the Trust's Board of Trustees with the recommendation of DSI, and each has been considered and approved by the Board members ("Independent Trustees") who are not "Intrested persons" of the Trust within the meaning of the Investment Company Act of 1940 (the "1940 Act").

PROPOSALS RELATING TO INVESTMENT ADVISORY ARRANGEMENTS

   At  the  meeting,  shareholders are  being  asked  to  approve investment advisory contracts with certain investment advisory organizations. Although agreements with each of these organizations are already effective, the shareholders of each affected Series must ratify the Portfolio Manager selected by the Board within 120 days of the effective date of a new Portfolio Manager's contract (each, a Portfolio Management Agreement"). Information about each of the new Portfolio Managers, as well as the text of the separate Portfolio Management Agreements, requires the approval of "a majority of the outstanding voting securities" of the Series to which it relates, as noted above.

CHANGES IN INVESTMENT POLICIES

   DSI, together with the Portfolio Managers, have proposed that certain of the non-fundamental policies of the Equity Income Series (formerly, the Multiple Allocation Series) and the Strategic Equity Series be modified. As permitted by the 1940 Act, these changes were implemented by the Board at the meeting without specific shareholder approval. Details regarding the scope of the changes to the Equity Income Series and Strategic Equity Series and their impact appears under the headings "Additional Information" and "Proposal 5," respectively.

CHANGE IN THE INVESTMENT OBJECTIVE

   At the same meeting, DSI also recommended that the Trustees approve certain changes in the investment objective of the Equity Income Series. Such a change must be approved by the Series' shareholders before it may be implemented. The recommendation was unanimously approved by the Trustees and is included in this Proxy Statement as "Proposal 5."


                           PROPOSAL 1
        APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
      AMONG THE TRUST, DSI AND AIM CAPITAL MANAGEMENT, INC.

BACKGROUND INFORMATION FOR NEW PORTFOLIO MANAGEMENT AGREEMENTS

   From October 5, 1995, Zweig Advisors, Inc. served as the portfolio manager of Strategic Equity Series, and from August 15, 1998, INVESCO (NY), Inc. (collectively the "Prior Managers") served as the portfolio manager of the Capital Appreciation Series, each pursuant to the terms of a separate agreement ("Prior Agreements"). As more fully described below, the Board determined that it would be in the best interests of the Series to replace the Prior Managers with another investment management organization. Accordingly, at a meeting of the Board held on February 16, 1999, the Board approved the termination of the Prior Agreements and the engagement of AIM Capital Management, Inc. ("AIM") pursuant to a New Portfolio Management Agreement among DSI, AIM and the Trust (the "AIM Agreement") on behalf of the Capital Appreciation Series and the Strategic Equity Series. The AIM Agreement became effective, on March 1, 1999 with respect to the Strategic Equity Series and on April 1, 1999 and with respect to the Capital Appreciation Series. The Prior Agreements terminated on the same dates as the New Portfolio Management Agreements became effective. The terms and conditions of the AIM Agreement are substantially the same as those of the Prior Agreements with the exception of the advisory fee schedule which lowers the advisory fee to be paid by DSI (not the Series) to AIM. The fees paid by DSI have no effect upon the expenses paid by the Series. As noted above, under the 1940 Act, if shareholder ratification of the AIM Agreement, with respect to each Series is not obtained within 120 days of the date on which it became effective, it will terminate with respect to any affected Series. The new fee arrangement is included as part of the AIM Agreement, which is attached as Exhibit A.

   The  New  Portfolio Management Agreement for  each  Series  as
approved  by  the  Board  is  submitted  for  approval   by   the
shareholders of the Series to which the New Portfolio Management Agreement applies and must be voted upon separately by the shareholders of the Series to which it pertains. If the AIM Agreement is approved by the shareholders of both the Strategic Equity Series and Capital Appreciation Series, it will continue in effect. The agreement will remain in force for two years from its effective date and will then continue in effect from year to year thereafter in accordance with its terms.

INFORMATION ABOUT AIM CAPITAL MANAGEMENT, INC.

   AIM, is a subsidiary of AIM Advisors, Inc., investment manager of the AIM Family of Funds. AIM is an indirect wholly
owned   subsidiary  of  AMVESCAP  PLC.   AMVESCAP  PLC  and   its
subsidiaries are an independent investment management group engaged in institutional investment management and retail  mutual fund  businesses  in the United States, Europe  and
the  Pacific Region.   INVESCO  (NY), Inc., an affiliate  of  AIM,
previously served as Portfolio Manager of the Capital Appreciation Series of the Trust.

   As of December 31, 1998, AIM and AIM Advisors, Inc. held approximately $109 billion in assets. The principal executive officers and directors of AMVESCAP are listed in Appendix 1. The business addresses of each person employed by AVESCAP or an affiliate are 1315 Peachtree Street, N.E., GA 30309; 11 Greenway Plaza, Houston, TX 77046; or 11 Devonshire Square, London, England EC2 M4YR, unless otherwise noted.

   The  New Portfolio Management Agreement is included as Exhibit
A. See Appendix 1 for a list of the directors and the principal executive officers of AIM, a table setting forth the other investment companies managed by AIM with similar investment policies and objectives to those of the Capital Appreciation Series and Strategic Equity Series, and other information about AIM.

TRUSTEES' RECOMMENDATION - PROPOSAL 1

   In determining whether it was appropriate to approve the New Portfolio Management Agreement for each of the Series and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or AIM, considered various matters and materials provided by DSI and AIM. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by AIM for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is lower than under the previous Portfolio Management Agreements;
(2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the background and prior experience of AIM and its team of investment professionals; and (4) the financial condition of AIM and its parent AMVESCAP PLC.

  In light of the circumstances, the Trustees concluded that the terms of the New Portfolio Management Agreement are fair and reasonable. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the New Portfolio Management Agreement, recommends the approval of the New Portfolio Management Agreement among the Trust, DSI and AIM.

                            PROPOSAL 2
        APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
AMONG THE TRUST, DSI AND BARING INTERNATIONAL INVESTMENT LIMITED

BACKGROUND INFORMATION FOR NEW PORTFOLIO MANAGEMENT AGREEMENTS

   From February 18, 1998, Montgomery Asset Management, LLC has served as the portfolio manager of the Developing World Series, and from January 24, 1989, Van Eck Associates Corporation (collectively the "Prior Managers") has served as the portfolio manager of the Hard Assets Series, each pursuant to the terms of a separate agreement ("Prior Agreements"). As more fully described below, the Board determined that it would be in the best interests of the Series to replace the Prior Managers with another investment management organization. Accordingly, at a meeting of the Board held on February 16, 1999, the Board approved the termination of the Prior Agreements and the engagement of Baring International Investment Limited ("BIIL") pursuant to a New Portfolio Management Agreement among DSI, BIIL and the Trust (the "BIIL Agreement") on behalf of the Developing World Series and the Hard Assets Series. The BIIL Agreement became effective on March 1, 1999, with respect to the Developing World Series and the Hard Assets Series. The Prior Agreements terminated on the same date that the New Portfolio Management Agreement became effective. The terms and conditions of the BIIL Agreement, is substantially the same as those of the Prior Agreements, with the exception of the advisory fee schedule which lowers the advisory fee to be paid by DSI (not the Series) to Baring International with respect to the Hard Assets Series only. Fees paid by DSI have no effect upon the expenses paid by the Series. Under the 1940 Act, if shareholder approval of the BIIL Agreement, with respect to each Series is not obtained within 120 days of the date on which it became effective, it will terminate with respect to any effected Series. The new fee arrangement for the Hard Assets Series is included as part of the BIIL Agreement, which is attached as Exhibit B.

   The New Portfolio Management Agreement for each Series as approved by the Board is submitted for approval by the shareholders of the Series to which the New Portfolio Management Agreement applies and must be voted upon separately by the Series to which it pertains. If the BIIL Agreement is approved by the shareholders of the Strategic Equity Series, and separately by shareholders of the Capital Appreciation Series, it will continue in effect and will remain in force for two years from its effective date and will then continue in effect from year to year thereafter in accordance with its terms.

INFORMATION ABOUT BARING INTERNATIONAL INVESTMENT LIMITED

   BIIL, located at 155 Bishopgate, London, England, is registered under the Investment Advisors Act of 1940 and provides investment management services. BIIL is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"), also located at 155 Bishopgate, London, England and registered in England and Wales. BAMHL, an affiliate of DSI is also a wholly owned subsidiary of ING. ING is the parent of the worldwide group of investment management companies that operate under the collective name Baring Asset Management ("BAM").

   BAM provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. BAM's predecessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1998, BAM managed approximately $45.6 billion in assets.

   BIIL does not act as investment advisor to any other U.S. registered investment companies with strategies, objectives and policies similar to those of either Series. BIIL serves as advisor to individuals, banks, non-U.S. registered investment companies, pension and profit sharing plans, estates or charitable organizations, corporations or other business entities. BIIL currently acts as investment advisor to the Fixed Income Series of the Trust.

   The  New Portfolio Management Agreement is included as Exhibit
B. See Appendix 2 for a list of the directors and the principal executive officers of BIIL.

TRUSTEES' RECOMMENDATION - PROPOSAL 2

   In determining whether it was appropriate to approve the New Portfolio Management Agreements for each of the Series and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or BIIL, considered various matters and materials provided by DSI and BIIL. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by BIIL for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreements is lower than under the previous Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio
Management   Agreements;   (3)  the   background   and   prior
experience of BIIL and its team of investment professionals; (4) the financial condition of BIIL and its parent BAMHL and; (5) the working relationship between DSI and BIIL who are affiliates.

   In light of the circumstances, the Trustees concluded that the terms of the New Portfolio Management Agreement are fair and reasonable. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the New Portfolio Management Agreement, recommends the approval of the New Portfolio Management Agreement among the Trust, DSI and BIIL.

                           PROPOSAL 3
        APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
    AMONG THE TRUST, DSI AND ALLIANCE CAPITAL MANAGEMENT L.P.

BACKGROUND INFORMATION FOR NEW PORTFOLIO MANAGEMENT AGREEMENT

   From April 1, 1996, Robertson, Stephens & Company Investment Management, LP served as the portfolio manager of Growth & Income Series ("Robertson" or "Prior Manager") pursuant to the terms of a separate agreement ("Prior Agreement"). As more fully described below, the Board determined that it would be in the best interests of the Series to replace the Prior Manager with another investment management organization. Accordingly, at a meeting of the Board held on February 16, 1999, the Board approved the termination of the Prior Agreement and the engagement of Alliance pursuant to an agreement among DSI, Alliance and the Trust ("Alliance Agreement"). The Alliance Agreement first became effective on March 1, 1999, or upon the closing of the transaction consummating the Alliance Agreement, whichever occurred first, and the Prior Agreement terminated on the same date. The terms and conditions of the Alliance Agreement, are substantially the same as those of the Prior Agreement with the exception of the advisory fee schedule which lowers the advisory fee to be paid by DSI (not the Series) to Alliance. The fees paid to DSI have no effect upon the expense paid by the Series. Under the 1940 Act, if shareholder ratification of the Alliance Agreement is not obtained within 120 days of the date on which it became effective, it will terminate. The new fee schedule is included as a part of the Alliance Agreement, which is included as Exhibit C.

   The New Portfolio Management Agreement for the Growth & Income Series as approved by the Board is submitted for approval by the shareholders of the Series and must be voted upon separately by the Series to which it pertains. If the Alliance Agreement is approved by the shareholders of the Growth & Income Series, it will continue in effect and will remain in force for two years from its effective date and will then continue in effect from year to year thereafter in accordance with its terms.

INFORMATION ABOUT ALLIANCE CAPITAL MANAGEMENT L.P.

   Alliance, with principle offices at 1345 Avenue of the Americas, New York, New York 10105, is a major international investment manager, supervising client accounts with assets totaling over $286 billion as of December 31, 1998. Alliance was founded in 1987 as a Delaware limited partnership. Alliance Capital Management Corporation, an indirect wholly owned subsidiary of the Equitable Life Assurance Society of the United States, is the general partner of Alliance. Alliance is a professional investment management firm that provides advisory services to pension and profit sharing plans, charitable institutions, corporations, individual investors, trust and estates, and other investment companies.

   As a full-service investment management firm, Alliance's record as an investment manager for the past 27 years is based on its in-depth research capabilities. Combined, Alliance's research, portfolio management and trading staff includes more than 230 experienced professionals whose expertise encompasses stock and bond markets worldwide, including emerging markets.

   The  New Portfolio Management Agreement is included as Exhibit
C. See Appendix 3 for a list of the directors and the principal executive officer of Alliance, a table setting forth the other investment companies managed by Alliance with similar investment policies and objectives to those of the Growth & Income Series, and other information about Alliance.

TRUSTEES' RECOMMENDATION - PROPOSAL 3

   In determining whether it was appropriate to approve the New Portfolio Management Agreement for the Series and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or Alliance, considered various matters and materials provided by DSI and Alliance. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by Alliance for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio

Management Agreement is lower than under the Prior Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the background and prior experience of Alliance and its team of investment professionals; and (4) the financial condition of Alliance and its general partner Alliance Capital Management Corporation.

   In light of the circumstances, the Trustees concluded that the terms of the New Portfolio Management Agreement are fair and reasonable. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the New Portfolio Management Agreement, recommends the approval of the New Portfolio Management Agreement among the Trust, DSI and Alliance.

                           PROPOSAL 4
        APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
     AMONG THE TRUST, DSI AND T. ROWE PRICE ASSOCIATES, INC.

BACKGROUND INFORMATION FOR NEW PORTFOLIO MANAGEMENT AGREEMENT

   From January 24, 1989, Zweig Advisors, Inc. served as the portfolio manager of Equity Income Series (formerly the Multiple Allocation Series) ("Zweig" or "Prior Manager") pursuant to the terms of a separate agreement ("Prior Agreement"). As more fully described below, the Board determined that it would be in the best interests of the Series to replace the Prior Manager with another investment management organization. Accordingly, at a meeting  of  the  Board  held on February  16,  1999,  the  Board
approved  the  termination  of  the  Prior  Agreement   and   the
engagement of T. Rowe pursuant to an agreement among DSI, T. Rowe and the Trust ("T. Rowe Agreement"). The T. Rowe Agreement first became effective on March 1, 1999, or upon the consummating of the T. Rowe Agreement, whichever occurred first, and the Prior Agreement terminated on the same date. The terms and conditions of the T. Rowe Agreement, is substantially the same as those of the Prior Agreement with the exception of the advisory fee schedule which lowers the advisory fee to be paid by DSI (not the Series) to T. Rowe. The fees paid by DSI have no effect upon the expenses paid by the Series. Under the 1940 Act, if shareholder ratification of the T. Rowe Agreement is not obtained within 120 days of the date on which it became effective, the T. Rowe Agreement will terminate. The new fee arrangement is included as part of the T. Rowe Agreement, which is attached as Exhibit D.

   The New Portfolio Management Agreement for each Series as approved by the Board is submitted for approval by the shareholders of the Series to which it applies and must be voted upon separately by the Series to which it pertains. If the T.
Rowe Agreement is approved by the shareholders of the Equity Income Series it will continue in effect and will remain in force for two years from its effective date and will continue in effect from year to year thereafter in accordance with its terms.

INFORMATION ABOUT T. ROWE PRICE ASSOCIATES, INC.

   T. Rowe currently manages the assets of the Fully Managed Series of the Trust pursuant to a Portfolio Management Agreement dated October 24, 1997. T. Rowe Price, with offices at 100 Pratt Street, Baltimore, Maryland 21202, was founded 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1998, T. Rowe and its affiliates managed over $147.8 billion in assets.

   The  New Portfolio Management Agreement is included as Exhibit
D. See Appendix 4 for a list of the directors and the principal executive officer of T. Rowe, a table setting forth the other investment companies managed by T. Rowe with similar investment policies and objectives to those of the Equity Income Series, and other information about T. Rowe.

TRUSTEES' RECOMMENDATION - PROPOSAL 4

   In determining whether it was appropriate to approve the New Portfolio Management Agreement for the Series and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or T. Rowe, considered various matters and materials provided by DSI and T. Rowe. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by T. Rowe for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is lower than under the current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the background and prior experience of
T. Rowe and its team of investment professionals; and (4) the financial condition of T. Rowe.

   In light of the circumstances, the Trustees concluded that the terms of the New Portfolio Management Agreement are fair and reasonable. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the New Portfolio Management Agreement, recommends the approval of the New Portfolio Management Agreement among the Trust, DSI and T. Rowe.
                           PROPOSAL 5
 APPROVAL OF CHANGES TO THE INVESTMENT OBJECTIVE AND CERTAIN POLICIES OF THE EQUITY INCOME SERIES (FORMERLY, THE MULTIPLE
                 ALLOCATION SERIES) OF THE GCG TRUST

BACKGROUND INFORMATION

   As  currently in effect, the Series' investment objective is to
"seek   the   highest   total  return,  consisting   of   capital
appreciation and current income, consistent with the preservation of capital." The Series seeks to achieve this objective through investment in debt and equity securities and the use of certain sophisticated investment strategies and techniques. The proposed modification in the Series' objective, which was approved by the Trustees, entails restating the Series objective to "provide
substantial   dividend  income  as  well  as  long-term   capital
appreciation through investments in common stocks of  established
companies."   At  the February 16, 1999 meeting, the  Board  also
approved the adoption of two other modifications to the Series. In addition to the change in investment objective, the other modifications entailed changing the name of the Series from "Multiple Allocation Series" to "Equity Income Series" and changing the investment policies of the Series. The change in the name of the Series is intended to more accurately reflect the Series' new objective and the change in investment policies is intended to allow the Series to achieve its investment objective. Overall, these changes are intended to permit T. Rowe more flexibility to manage the Series according to its equity income strategy. These two modifications, each of which was approved by the Trustees, do not require specific shareholder approval and
have   already  been  implemented.   The  change  in   investment
objective,   however,  will  only  be  implemented   subject   to
shareholder  approval.  A description of  these  changes  is  set
forth   below  under  the  heading  "Changes  in  the  Investment
Objective  and Non-fundamental Investment Policies of the  Equity
Income   Series."

CHANGES IN THE NON-FUNDAMENTAL POLICIES AND INVESTMENT OBJECTIVE
OF THE EQUITY INCOME SERIES.

   The current investment objective of the Series is to "seek the highest total return." The proposed objective, as approved by the Board, provides that the Series will seek substantial income and long-term capital appreciation. If approved by shareholders, this proposal would be implemented simultaneously with New Portfolio Management Agreement with T. Rowe, provided that proposal is ratified by the shareholders.

   In addition to the modifications in the investment objective described above, the Trustees have approved changes in certain of the non-fundamental investment policies of the Series.  Under the
former  policies,  the  Series  provided  that  in  seeking   its
objective, it would employ an asset allocation strategy involving shifts among a wide range of investments, market sectors and cash and cash equivalents. The policies further provided that the extent of the Series' investment in debt and equity securities will be determined primarily on the basis of certain market-timing techniques. Under the revised policies, the Series will no longer be required to utilize market-timing techniques, but will instead emphasize stock selection based on a predetermined set of criteria as enumerated below. Generally, the revised policies focus to a greater degree in equity securities and stock selection rather than a debt and equity asset allocationstrategy. The Series will continue, however, to utilize debt investments in its pursuit of its objective. Equity securities include common and preferred stock and rights and warrants topurchase other equity securities. In general, investments in equity securities are subject to market risk that may cause their prices to fluctuate over time, and may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

   In seeking long-term capital appreciation, it is anticipated that the Series will continue to employ the wide range of investment techniques currently permitted under the Series existing investment policies. The Series will continue, under normal market conditions, to invest a major portion of its assets in U.S. common stocks and fixed income securities. In selecting investments, the Series will generally consider companies with 1) an established operating history; 2) above average current dividend yield relative to the average yield of the S&P 500; 3) low price/earnings ratios relative to the S&P 500, 4); a sound balance sheet and other financial characteristics and; 5) low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises. The Series will not limit its investments to any particular type of company and may invest in, as it is currently permitted to do, the stocks of established, high dividend paying companies whose earnings are believed to be in a relatively strong growth trend, or in companies whose value may not be reflected in its stock price.

   The Series' emphasis on such stocks, as well as its possible exposure to fixed income securities could limit its potential for capital appreciation. Sharply rising interest rates could also decrease the appeal of stocks purchased by the Series, further restraining total return. In addition, the value approach includes risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time; and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent. These policy changes would be implemented simultaneously with the New Portfolio Management Agreement with
T. Rowe, provided the T. Rowe Agreement is ratified by the shareholders.

   During the course of deliberations, the Trustees considered views expressed by DSI and T. Rowe, to the effect that the recommended investment policy change is intended to more clearly afford T. Rowe sufficient flexibility to invest, under normal circumstances, at least 65% of total assets in the common stocks of established companies paying above average dividends. These companies are expected to have favorable prospects for dividend growth and capital appreciation, as determined by T. Rowe. Under the current policies, the Series invests no more than 50% of its assets in equity securities and is largely dependent upon its asset allocation to achieve its objective. The changes will presumably permit T.Rowe to manage in a fashion believed to be consistent with its investment approach and allow the manager to manage the Series according to the Series' new objectives.

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if T. Rowe's assessment of company prospects proves incorrect, companies that T. Rowe's managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

TRUSTEES' RECOMMENDATION - PROPOSAL 5

   In light of the above, the Trustees concluded that the changes to the investment objective and policies of the Equity Income Series are in the best interest of the Series' shareholders. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party involved with the changes, recommends the approval of Proposal 5.

                           PROPOSAL 6
        APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
       AMONG THE TRUST, DSI AND JANUS CAPITAL CORPORATION

BACKGROUND INFORMATION FOR NEW PORTFOLIO MANAGEMENT AGREEMENT

  From April 1, 1996, Robertson, Stephens & Company Investment Management, LP served as the portfolio manager of Growth Series ("the "Prior Manager"), pursuant to the terms of a separate agreement ("Prior Agreement"). As more fully described below, the Board determined that it would be in the best interests of the Series to replace the Prior Manager with another investment management organization. Accordingly, at a meeting of the Board held on February 16, 1999, the Board approved the termination of the Prior Agreement and the engagement of Janus Capital Corporation ("Janus") pursuant to an agreement among DSI, Janus and the Trust ("Janus Agreement"). The Janus Agreement first became effective on March 1, 1999, or upon the consummation of the Janus Agreement, whichever occurred first, and the Prior Agreement terminated on the same date. The terms and conditions of the Janus Agreement, are substantially the same as those of the Prior Agreement with the exception of the advisory fee schedule which lowers the advisory fee to be paid by DSI (not the Series) to Janus. The fees paid by DSI have no effect upon the expenses paid by the Series. Under the 1940 Act, if shareholder ratification of the Janus Agreement is not obtained within 120 days of the date on which it became effective, it will terminate. The new fee arrangement is included as part of the Janus Agreement, attached as Exhibit E.

   The New Portfolio Management Agreement for each Series as approved by the Board is submitted for approval by the shareholders of the Series to which the New Portfolio Management Agreement applies. The New Portfolio Management Agreement must be voted upon separately by the Series to which a New Portfolio Management Agreement pertains. If the Janus Agreement is approved by the shareholders of the Growth + Income Series, the it will continue in effect and will remain in force for two years from its effective date and will continue in effect from year to year thereafter in accordance with its terms.

INFORMATION ABOUT JANUS CAPITAL CORPORATION

   Janus Capital Corporation ("Janus"), a Colorado Corporation founded in 1978, with principal offices at 100 Fillmore Street,
Denver,   Colorado   80206,   is  an  investment   adviser   with
approximately  $108  billion in assets  under  management  as  of
December  31,  1998.   Kansas  City  Southern  Industries,   Inc.
("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which was acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in
transportation   and  financial  services.   Thomas   H.   Baily,
President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board.

   The  New Portfolio Management Agreement is included as Exhibit
E. See Appendix 5 for a list of the directors and the principal executive officer of Janus Capital Corporation, a table setting forth the other investment companies managed by Janus with similar investment policies and objectives to those of the Growth Series and other information about Janus.

TRUSTEES' RECOMMENDATION - PROPOSAL 6

   In determining whether it was appropriate to approve the New Portfolio Management Agreement for the Series and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or Janus, considered various matters and materials provided by DSI and Janus. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by Janus for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is lower than under the current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the background and prior experience of Janus and its team of investment professionals; and (4) the financial condition of Janus.

   In light of the circumstances, the Trustees concluded that the terms of the New Portfolio Management Agreement are fair and reasonable. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the New Portfolio Management Agreement, recommends the approval of the New Portfolio Management Agreement among the Trust, DSI and Janus.

CHANGE IN NAME

   Also at the February 16, 1999 meeting, the Board of Trustees approved the adoption of a change in the name of the Value + Growth Series from "Value + Growth" to "Growth Series." The Trustees concluded that "Growth Series" adequately reflects the objectives of the Series. This modification does not require specific shareholder approval and has already been implemented.

ADDITIONAL INFORMATION

CHANGES TO THE INVESTMENT POLICIES OF THE STRATEGIC EQUITY SERIES
                        OF THE GCG TRUST

BACKGROUND INFORMATION

   The Series' investment objective is "to achieve capital appreciation." Pursuant to the current investment policies, the Series seeks to achieve this objective primarily through investment in equity securities. The Series' investments in equities include both stocks that the Portfolio Manager selects for its "growth" characteristics and stocks that the Portfolio Manager selects for its "income" characteristics. The extent of the of the Series' investment in equity securities are based primarily on various market timing techniques. The portfolio Manager expects that the equity portion of the Series' portfolio will generally be divided equally between "growth" stocks and "income" stocks. While the Series' objective will remain unchanged, the revised policy will allow the Series to achieve its objective by "aggressively seeking to increase shareholder capital by investing principally in common stocks with an emphasis on medium-sized and smaller emerging growth companies." At the February 16, 1999 meeting, the Trustees approved the adoption of these modifications in the Series' investment policies. These modifications do not require specific shareholder approval and will be implemented simultaneously with the approval of the AIM Agreement, which is subject to shareholder approval. A description of these changes is set forth below under the heading "Changes in the Non-fundamental Investment Policies of the Strategic Equity Series."

CHANGES IN THE NON-FUNDAMENTAL INVESTMENT POLICIES OF THE
STRATEGIC EQUITY SERIES

   During the course of deliberations, the Trustees considered views expressed by DSI and AIM, to the effect that the recommended investment policy changes are intended to more clearly afford AIM sufficient flexibility to invest in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. It is intended that the Series not be restricted to the "growth" and "income" balancing policy, which exists under the policies of the Prior Agreement.

   The Trustees have approved changes in certain non-fundamental investment policies of the Strategic Equity Series. Under the former policies, the Series' policies provided that in seeking its objective, the Series would employ market timing techniques developed by Dr. Martin Zweig and his staff. The equity market-timing techniques incorporate general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the stock market. Under the revised policies, the Series will no longer be required to emphasis a market-timing technique but will instead emphasize the purchase of securities of two basic categories: (a) "core" companies, which the Series Management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which the Series' management believes are currently enjoying a dramatic increase in profits. As a result of the revised policy, the market prices of many of the securities purchased and held by the Series may fluctuate widely. Any income received from securities held by the Series will be incidental, and an investor should not consider a purchase of shares of the Series as equivalent to a complete investment program.

OUTSTANDING SHARES

   As of the Record Date, there were the following number of Shares outstanding for each Series of the Trust:

              |------------------------------------------------|
              |Series                |  Shares Outstanding     |
              |----------------------|-------------------------|
              |Multiple Allocation   |    21,342,305.062       |
              |----------------------|-------------------------|
              |Fully Managed         |    16,353,746.448       |
              |----------------------|-------------------------|
              |Hard Assets           |     3,130,750.667       |
              |----------------------|-------------------------|
              |Strategic Equity      |     5,423,799.240       |
              |----------------------|-------------------------|
              |Growth & Income       |    20,206,624.800       |
              |----------------------|-------------------------|
              |Growth                |    16,151,625.064       |
              |----------------------|-------------------------|
              |Developing World      |     1,056,684.530       |
              |------------------------------------------------|




   As of the Record Date, no persons were known to the Trust to be the beneficial owner of more than 5% of the Shares of any Series of the Trust subject to this proxy statement.

OFFICERS OF THE TRUST

   The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified.

   R. Brock Armstrong, age 52, serves as President and Chairman of the GCG Trust since February 1999, Director and Chairman of the Board of First Golden American Life Insurance Company of New
York, since December 1998, and as Group Executive of ING Group since October 1998. Mr. Armstrong was Senior Vice President, The Prudential Insurance Company of America, April 1997 to October 1998; Executive Vice President, London Insurance Group, August 1994 to April 1997; President and Chief Financial Officer of Security First Group,
August 1991 to August 1994; Executive Vice President, of London Insurance Group, November 1988 to August 1991.

   Barnett Chernow, age 49, serves as Vice President of the Trust. Additionally, Mr. Chernow is President, Golden American and First Golden, April 1998 to present; Executive Vice President, Directed Services, Inc., October 1993 to present; Vice President, Equitable Life, 1996 to present; formerly, Senior Vice President and Chief Financial Officer, Reliance Insurance Company, August 1977 to July 1993.

   Myles R. Tashman, age 56 serves as Secretary of the Trust. Additionally, he is Executive Vice President and Secretary, Golden American since 1993, General Counsel since July 1996 and Director since January 1998; Executive Vice President and Secretary, DSI since 1993, General Counsel since July 1996 and Director since January 1998; Assistant Secretary, Equitable Life since 1996, Executive Vice President, Secretary, General Counsel and Director since 1996; formerly, Senior Vice President and General Counsel, United Pacific Life Insurance Company (1986-
1993).

   Mary Bea Wilkinson, age 42, serves as Treasurer of the Trust. Additionally, she is President of First Golden American Life
Insurance Company of New York. Formerly, she was Senior Vice President, Golden American, November 1993 to December 1996;
President, DSI, January 1995 to December 1996; Assistant Vice President, CIGNA Insurance Companies, August 1993 to October1993; various positions with United Pacific Life Insurance Company, January 1987 to July 1993, and was Vice President and Controller upon leaving.

DISTRIBUTOR

   Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD) and acts as Distributor without remuneration from the Trust.

ADJOURNMENT

   In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on the proposal, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the proposal receives sufficient favorable votes by the time of the Meeting, the proposal will be acted upon and such action will be final.

ANNUAL REPORT

   The Trust's 1998 Annual Report to Shareholders was mailed to record holders on or about March 1, 1999. IF YOU SHOULD DESIRE AN
ADDITIONAL COPY  OF THE ANNUAL REPORT, EACH CAN BE OBTAINED,
WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION

   The  costs  associated with the Meeting will be paid  by  DSI.
Neither the Trust nor its Shareholders will bear any costs associated with this meeting.

OTHER BUSINESS

   The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSALS

   Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1999 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

   Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.



                               By Order of the Board of Trustees


                                   ---------------------------
                                   Myles R. Tashman, Secretary

March [  ], 1999
West Chester, PA

APPENDIX 1

OTHER INFORMATION REGARDING AIM MANAGEMENT GROUP
DIRECTORS AND EXECUTIVE OFFICERS OF AIM

   The business address of each person, except as noted following, is [________________________________].

NAME                    POSITION WITH AIM             OTHER AFFILIATIONS
----                    -------------------           ------------------
Charles T. Bauer        Chairman and Director

Gary T. Crum            President and Director

Robert H. Graham        Senior Vice President and
                        Director

Nancy  L.  Martin       Vice President, Assistant
                        Secretary and General Counsel

John J. Arthur          Vice President and Treasurer

Melville B. Cox         Vice President and Chief
                        Compliance Officer


AIM manages the following portfolios with a similar investment style as that of the Capital Appreciation and Strategic Equity Series:

APPENDIX 2
OTHER INFORMATION REGARDING BARING INTERNATIONAL ASSET MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF BIIL
   The business address of each person, except as noted following, is 155 Bishopsgate, London, England.

NAME                    POSITION WITH BIIL            OTHER AFFILIATIONS
----                    ------------------            ------------------
John Bolsover           Chairman of the Board         Chairman, Baring Asset Management Inc.;
                                                      Chairman and Chief Executive Officer, Baring Asset
                                                      Management Holdings Limited as Successor Co.

David J. Brennan        Director and Chief Executive  Chairman and Chief Executive Officer, Baring Asset
                        Officer                       Management Limited; Director, Chairman and Chief
                                                      Executive Officer, Baring International Investment
                                                      (Far East) Limited, and Baring Asset Management
                                                      (Asia) Limited

Michael W. Banton       Director and Chief             Director and Group Chief Investment Officer, Baring
                        Investment Officer             Baring Asset Managment Ltd.

Julian T. Swayne        Chief Financial Officer        Controller and Chief Financial Officer, Baring Asset
                                                       Managment Ltd.

Toby H. Acton           Chief Compliance Officer

Michael D. Clegg        Director and Head of           Director, Baring Asset Management Ltd.
                        Investment Operations

Mala S. Dhillon         Director and Group Head of
                        Legal Compliance

John E. Heskett         Director and Group Head of
                        Sales, Business Development
                        and Client Service

Mark W. Weber           Director and Group Head of
125 High Street         Marketing
Suite 2700
High Street Tower
Boston, MA
  02110-2723

   BIIL does not act as investment adviser to any other U.S. registered investment companies with investment objectives and policies similar to those of the Developing World Series and the Hard Asset Series. BIIL serves as advisor to individuals, banks, non-U.S. registered investment companies, pension and profit sharing plans, trusts, estates or charitable organizations, corporations or other business entities.

APPENDIX 3

OTHER INFORMATION REGARDING ALLIANCE CAPITAL MANAGEMENT LP
DIRECTORS AND EXECUTIVE OFFICERS OF ALLIANCE

   The business address of each person, except as noted following, is 1345 Avenue of the Americas, New York, NY 10105

NAME                    POSITION WITH ALLIANCE        OTHER AFFILIATIONS
----                    ----------------------        ------------------

Dave H. Williams        Chairman

Bruce W. Calvert        Vice Chairman and Chief
                        Executive Officer

Alfred Harrison         Vice Chairman
601 Second Avenue South
Suite 5000
Minneapolis, MN 55402

John D. Carifa          President and Chief Operating
                        Officer

David Brewer, Jr.       Senior Vice President and
                        General Counsel

Robert Joseph           Senior Vice President and
                        Chief Financial Officer


Alliance manages the following portfolios with similar investment style as that of the Growth & Income Series:

APPENDIX 4

OTHER INFORMATION REGARDING T ROWE PRICE ASSOCIATES, INC.

      The directors and principal executive officer of T. Rowe Price Associates, Inc. and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME                    POSITION WITH T. ROWE         OTHER AFFILIATIONS
----                    ---------------------         ------------------
George J. Collins       Director

James E. Halbkat, Jr.   Director                      President of U.S. Monitor Corporation.
P.O. Box 23109
Hilton Head Island, SC
  29925

Richard L. Menchel      Director                      Limited Partner of the Goldman Sachs Group L.P.
85 Broad Street
2nd Floor
New York, NY  10004

John W. Rosenblum       Director                      Dean of Jepson School of Leadership Studies at
Richmond, VA  23173                                   the University of Richmond; Director of:
                                                      University of Richmond Chesapeake Corporation,
                                                      Camdus Communications Corp., Comdial Corporation,
                                                      and Cone Mills Corporation.

Robert L. Stickland     Director                      Chairman of Loew's Companies, Inc.; Director of
604 Two Piedmont Plaza                                Hannaford Bros., Co.
  Building
Winston-Salem, NC
  27104

Philip C. Walsh         Director                      Consultant to Cyprus Annex Minerals Company
Pleasant Valley
Peapack, NJ  07977

Anne Marie Whittemore   Director                      Partner of the law firm of McGuire, Woods,
One James Center                                      Battle & Booth; Director of: Owens and Minor,
Richmond, VA  23219                                   Inc., USF&G Corporation, the James River
                                                      Corporation and Albemarle Corporation.

James S. Riepe          Vice-Chairman of the Board,   Director of  Price-Fleming.
                        Director and Managing
                        Director

George A. Roche         Chairman of the Board,        Director of  Price-Fleming.
                        President and Director

M. David Testa          Vice-Chairman of the Board,   Chairman of the Board of Price-Fleming.
                        Director and Managing
                        Director

Henry H. Hopkins        Director and Managing         Vice President of Price-Fleming.
                        Director

Jame A. C. Kennedy III  Director and Managing
                        Director

John H. Laport, Jr.     Director and Managing
                        Director

William T. Reynolds     Director and Managing
                        Director

Brian C. Rogers         Director and Managing
                        Director

Alvin M. Younger, Jr.   Chief Financial Officer,      Secretary and Treasurer of Price-Fleming
                        Managing Director, Secretary
                        and Treasurer

     T. Rowe Price Associates, Inc. also acts as investment adviser to several registered investment companies having similar investment objectives and policies to those of the Fully Managed Series. For its services to each such investment company, T. Rowe Price Associates, Inc. is paid a management fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies and is based on the combined net assets of certain funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products, and funds managed and sponsored by T. Rowe Price Associates, Inc. (excluding T. Rowe Price Index Trust, Inc.) or by Rowe Price-Fleming International, Inc. (excluding Institutional International Funds, Inc.) (the "Combined Price Funds"). Each such investment company pays, as its portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. Each investment company pays a flat "individual" fund fee based on its net assets. The table below set forth the current "group" fee rate schedule at various asset levels of the Combined Price Funds:

               0.480% of the first $1 billion
               0.450% of the next $1 billion
               0.420% of the next $1 billion
               0.390% of the next $1 billion
               0.370% of the next $1 billion
               0.360% of the next $2 billion
               0.350% of the next $2 billion
               0.340% of the next $5 billion
               0.330% of the next $10 billion
               0.320% of the next $10 billion
               0.310% of the next $16 billion
               0.305% thereafter

      The table below sets forth the name of each investment company having similar investment objectives and policies to The Fully Managed Series, its approximate net assets, and the "individual" fee charged by T. Rowe Price Associates, Inc. (as a percentage of average daily net assets). The table also sets forth certain expense ratio limitations and the periods for which they are effective. For each investment company, T. Rowe Price Associates, Inc. has agreed to bear any fund expenses which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by each fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.


NAME OF INVESTMENT      APPROXIMATE     INDIVIDUAL  LIMITATION         REIMBURSEMENT
COMPANY                 NET ASSETS      FUND FEE    PERIOD             LIMITATION
------------------      --------------  ----------  ---------------    -------------
T. Rowe Price Capital
  Appreciation Fund     $  895,040,412  0.30%(1)    1/1/90-12/31/93      1.25%

T. Rowe Price Capital
  Appreciation Fund
                        $1,184,869,292  0.35%       1/1/90-12/31/93      1.25%

T. Rowe Price
  Small-Cap Value Fund
                        $1,112,318,750  0.35%       1/1/92-12/31/93      1.25%

T. Rowe Price Mid-Cap
  Growth Fund           $  419,323,081  0.35%       1/1/94-12/31/95      1.25%


(1) The management fee for T. Rowe Price Capital Appreciation Fund is subject to an upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Fund for a specified performance period exceeds, or is exceeded by the investment performance of the Standard & Poor's Index of 500 common stocks (S & P
500) over the same period. The annual performance adjustment will equal .02% for each percentage point the Fund's performance is above or below that of the S&P 500 during the measurement period up to a maximum annual adjustment of plus or minus .30%.

     One or more additional expense limitation periods may be implemented after the expiration of the current expense limitation. With respect to any such additional limitation period, the fund may reimburse T. Rowe Price Associates, Inc., provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

APPENDIX 5

OTHER INFORMATION REGARDING JANUS CAPITAL CORPORATION
DIRECTORS AND EXECUTIVE OFFICERS OF JANUS

   The business address of each person, except as noted following, is 100 Fillmore, Denver, CO 80206.


NAME                    POSITION WITH JANUS           OTHER AFFILIATIONS
----                    -------------------           ------------------
Thomas H. Bailey        Chairman, President and
                        Chief Executive Officer

Jim Craig               Vice Chairman and Chief
                        Investment Officer

Steve Goodbarn          Vice Chairman and Chief
                        Financial Officer

Margie Hurd             Vice Chairman and Chief
                        Operations Officer

Mark Whiston            Vice President and Chief
                        Marketing Officer


Janus currently provides similar investment services to Jackson National Life, Pacific Mutual Life and SunAmerica. Although Janus does not maintain records as to the size of each investment company, we currently manage accounts of $185 million, $1,282 million and $65 million respectively. Fees for these clients are based on the following schedule:

          .55% on the first $100 million,
          .50% on the next $400 million, and
          .45% on the balance.

Janus has agreed to waive or reduce compensation with regard to the Janus Investment Fund and Janus Aspen Series only.

EXHIBIT A

                            SUBADVISORY AGREEMENT

                                  GCG TRUST


          THIS AGREEMENT is made this 26th day of February, 1999, by and between GCG Trust (the "Trust"), a Massachusetts business trust, on behalf of the portfolios listed on Schedule A hereto (the "Portfolios"), Directed Services, Inc. (the "Manager") a New York corporation and AIM Capital Management, Inc. (the "Sub-Adviser") a Delaware corporation.

          WHEREAS, the Trust represents that it is registered under the Investment Company Act of 1940, as amended (the A1940 Act") as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

          WHEREAS, the Manager represents that it is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

          WHEREAS, the Sub-Adviser represents that it is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

          WHEREAS, the Trust represents that the Board of Trustees of the Trust is authorized to classify or reclassify authorized but unissued shares of the Trust, and as of the date of this Agreement the Trust's Board of Trustees has authorized the issuance of series of shares representing interests in investment portfolios; and

          WHEREAS, the Manager represents that it has entered into a management agreement dated as of October 24, 1997 with the Trust (the "Management Agreement"), pursuant to which the Manager shall act as manager with respect to the Portfolios;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

          1.   INVESTMENT DESCRIPTION; APPOINTMENT

     The Trust desires to employ its capital relating to the Portfolios by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectuses (the "Prospectus") and the statements of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust (the "Board"). Copies of the Registration Statement, Prospectus and the Statement have been or will be provided to the Sub-Adviser. The Trust agrees promptly to provide copies of all amendments and supplements to the current Registration Statement, Prospectus and the Statement to the Sub-Adviser on or before the effective date thereof on an on-going basis. Until the Trust delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement as previously furnished to the Sub-Adviser. The Trust employs the Manager as the manager to the Portfolios pursuant to the Management Agreement, and the Trust and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolios. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

     2.   SERVICES AS SUB-ADVISER

     Subject to the supervision, direction and approval of the Board and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of the Portfolios' assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Portfolios' assets in accordance with each Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Portfolios; (c) place purchase and sale orders for portfolio transactions on behalf of the Portfolios; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolios.

     In addition, (i) the Sub-Adviser shall furnish the Manager daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Portfolios in such form as may be mutually agreed by the Manager and the Sub-Adviser, and the Sub-Adviser agrees to review the Portfolio and discuss the management thereof with the Manager and the Board.

     (ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolios' shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios may be invested.

     (iii) The Sub-Adviser shall maintain and preserve such records related to the Portfolios' transactions as required under the 1940 Act. The Manager shall maintain and preserve all books and other records not related to the Portfolios= transactions as required under the 1940 Act. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser's services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Portfolios.
The Sub-Adviser agrees that all records which it maintains for the Portfolios are the property of the Trust and the Sub-Adviser will surrender promptly to the Trust copies of any of such records.

     (iv) The Sub-Adviser shall maintain compliance procedures for the Portfolios that it reasonably believes are adequate to ensure the Portfolios' compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and (B) each Portfolio's investment objective(s) and policies as stated in the Prospectus and Statement. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Advisers Act.

     (v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Sub-Adviser has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

     3.   BROKERAGE

     The Sub-Adviser is responsible for decisions to buy and sell securities for the Portfolios, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be executed at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Portfolio to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction of the Sub-Adviser's overall responsibilities with respect to a particular Portfolio, and to the other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolios to such brokers and dealers who also provide research or statistical material, or other services to the Portfolios or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

     4.   INFORMATION PROVIDED TO THE COMPANY AND THE MANAGER

     The Sub-Adviser shall keep the Trust and the Manager informed of developments materially affecting the Portfolios' holdings, and shall, on its own initiative, furnish the Trust and the Manager from time to time with whatever information the Sub-
Adviser believes is appropriate for this purpose.

     5.   COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser an annual fee calculated at the rate specified in Schedule B hereto. The fee is calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.
For the purpose of determining fees payable to the Sub-Adviser, the value of each Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

     6.  EXPENSES

     The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services;
costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Trust's legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the
Manager   under   the   Management  Agreement   are   borne   by   the
Portfolios or the Trust.

     7.   STANDARD OF CARE

     The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs
2 and 3 above. The Sub-Adviser, its officers, directors and employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios, any shareholder of the Portfolios or the Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Trust or to the shareholders of the Portfolios to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance,  bad  faith  or  gross negligence  on  its  part  in  the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

     8.   TERM OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio as of March 1, 1999 (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable with respect to any Portfolio, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (the term Aassignment@ having the meaning defined in Section 2(a)(4) of the 1940 Act and the rules thereunder).

     9.   SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The Trust understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Trust has
no   objection   to  the  Sub-Adviser's  so  acting,   provided   that
whenever the Portfolios and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios. In addition, the Trust understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10. NOTICES

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other parties may designate for the receipt of such notice. Until further notice to the other
parties,  it  is  agreed  that  the  address  of  each  party  is   as
follows:

(a) To  the  Trust:

     Prior to  March  19,  1999         After March 19, 1999
     Myles R. Tashman                   Myles R. Tashman

    GCG Trust
     The GCG Trust                      The GCG Trust
     1001  Jefferson  Street            1463 Dunwoody Road
     Suite   400                        West Chester, PA  19380
     Wilmington, DE 19801

(b) To  the  Manager:

     Prior to March  19,  1999          After March 19, 1999
     Myles R. Tashman                   Myles R. Tashman

    Directed  Services,  Inc.
     The  GCG  Trust                    The GCG Trust
     1001  Jefferson  Street            1463 Dunwoody Road
     Suite  400                         West Chester, PA 19380
     Wilmington, DE 19801

(c)  To the Sub-Adviser:

AIM Capital Management, Inc.
     President
     11 Greenway Plaza, Suite 1919
     Houston, TX 77046

cc: General Counsel

     11. REPRESENTATIONS

     The   Trust   represents  that  a  copy  of  the  Agreement   and
Declaration of Trust together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts.

     Each  of  the  parties hereto represents that the  Agreement  has
been   duly  authorized,  executed  and  delivered  by  all   required
action.

     12. USE OF NAME

     The   Trust  may  use  the  names  "AIM  Capital  Management,
Inc.",  "AIM  Capital  Management",  or  "AIM  Capital"  (collectively
the   AIM  Names)  only  for  so  long  as  this  Agreement  or  any
extension,  renewal,  or  amendment  hereof  remains  in  effect.   At
such times as this Agreement shall no longer be in effect, the Trust shall cease to use such names or any other name indicating that  it  is  advised by or otherwise connected with  the  Sub-Adviser
and   shall   promptly  change  its  name  accordingly.    The   Trust
acknowledges that it has authority to use the AIM Names through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aformentioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment adviser.

     13. SEVERABILITY

     If   any   provision   of  this  Agreement   is   found   to   be
unenforceable, then this Agreement shall be deemed to be amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent. The remainder of this Agreement shall not be affected by such modification.

     14. QUESTIONS OF INTERPRETATION

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940
Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be
deemed  to  incorporate  the  effect  of  such  rule,  regulation   or
order.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicated by their respective officers on the day and year first written above.


                                           GCG TRUST

     Attest: /s/ Marilyn Talman            By: /s/ Myles R. Tashman
             ------------------                --------------------
                                           Name: Myles R. Tashman
                                                 ----------------
                                           Title: Secretary
                                                  ---------

                                           DIRECTED SERVICES, INC.

     Attest: /s/ Marilyn Talman            By: /s/ Myles R. Tashman
             ------------------                --------------------
                                           Name: Myles R. Tashman
                                                 ----------------
                                           Title: Secretary
                                                  ---------

                                           AIM CAPITAL MANAGEMENT, INC.

     Attest: /s/ Nancy L. Martin          By: /s/ Gary T. Crum
             -------------------              ----------------
                                           Name: Gary T. Crum
                                                 ------------
                                           Title: President
                                                  ---------

                                SCHEDULE A

     Portfolios

     Capital Appreciation Portfolio
     Strategic Equity Portfolio

                                SCHEDULE B

     Fee Schedule

     Pursuant to Section 5 of the Sub-Advisory Agreement among GCG Trust, Directed Services, Inc. and AIM Capital Management, Inc. (the ASub-Adviser@), the fees payable to the Sub-Adviser shall be calculated by applying the following rates to the average daily net assets of the Portfolios as indicated below:

          Portfolio                Net Assets               Annual Rate

Capital Appreciation Portofolio    First $250 million         0.50%
                                   Next $250 million          0.45%
                                   Over $500 million          0.40%

Strategic Equity Portfolio         First $250 million         0.50%
                                   Next $250 million          0.45%
                                   Over $500 million          0.40%

EXHIBIT B
                 PORTFOLIO MANAGEMENT AGREEMENT


      AGREEMENT made this 24th day of October, 1997, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Baring International Investment Limited ("Portfolio Manager"), a limited liability company organized under the laws of the United Kingdom.

      WHEREAS,  the  Trust  is registered  under  the  Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

      WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

      WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

      WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

      WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

      NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

      1. APPOINTMENT. The Trust and the Manager hereby appoint Baring International Investment Limited to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

      2. PORTFOLIO MANAGEMENT DUTIES AND AUTHORITY. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. In accordance with the forgoing duties, the Portfolio Manager is hereby authorized to act as agent for the portfolio to order deposits and the investment of cash and purchases and sales of securities for the Series account and risk and in the name of the Trust. This authorization shall be continuing one and shall remain in full force and effect until this Agreement is terminated in accordance with the provisions of Section 15 hereof. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series and shall have the authority to act in such capacity as the Portfolio Manager deems necessary or desirable in order to carry out its duties hereunder for the protection of the Series so long as not expressly prohibited by the terms of this Agreement, the 1940 Act or other securities laws or regulations. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. The Portfolio Manager further agrees as follows:

      (a)   The Portfolio Manager will (1) manage each Series  so
that  no  action or omission on the part of the Portfolio Manager will  cause a Series to fail to meet the requirements to  qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with
the   diversification  requirements  of  Section  817(h)  of  the
Internal Revenue Code and regulations issued thereunder, and  (3)
use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

     (b) The Portfolio Manager will perform its duties hereunder pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees (the "Board") of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, (provided that the Manager on behalf of the Board has delivered copies of any such supplement or amendments to the Portfolio Manager).

     (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to renew and amend, from time the Portfolio Manager's manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

     (d) In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

     (e) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation.

     (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

     (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

                (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                 (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                 (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

      (i) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

          (i) That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

          (ii) That the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager's management or which benefit from the Portfolio Manager's investment advice. If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a timely manner for Manager to meet such obligations. The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

          (iii) That the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager's behalf and to give instructions for settlement for the same.

          (iv) That the Portfolio Manager has full authority to instruct Manager's custodian in conformity with its mandate.

          (v) That in the event of the termination of this Agreement, the Portfolio Manager may offer its counterparty the ability to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

      3. BROKER-DEALER SELECTION. The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series' portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Portfolio Manager's primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

      4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the
Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information concerning the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

      5.   EXPENSES.   During  the term of  this  Agreement,  the
Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

      (a) Expenses of all audits by the Trust's independent public accountants;

      (b)   Expenses  of  the Series' transfer agent,  registrar,
dividend   disbursing   agent,  and   shareholder   recordkeeping
services;

      (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

      (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

      (e)   Expenses of obtaining Portfolio Activity Reports  and
Analyses of International Management Reports (as appropriate) for each Series;

      (f)   Expenses of maintaining the Trust's tax records;

      (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

      (h)   Taxes levied against the Trust;

      (i) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

      (j) Costs, including the interest expense, of borrowing money;

      (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

      (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

      (m) Costs of printing stock certificates representing shares of the Trust;

      (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

      (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

      (p)   Association membership dues;

      (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 13 of this
Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

     (r)  Organizational and offering expenses.

      6. COMPENSATION. For the services provided, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

      7.   SEED  MONEY.   The Manager agrees that  the  Portfolio
Manager shall not be responsible for providing money for the initial capitalization of the Series.

     8.  COMPLIANCE.

     (a) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

     (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or
(3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the regulations thereunder.

      9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

      10. COOPERATION.  Each party to this Agreement agrees  to
cooperate   with  each  other  party  and  with  all  appropriate
governmental   authorities  having  the  requisite   jurisdiction

(including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

      11. REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

      (a) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager, Baring Asset Management, Inc. or any of its affiliates (other than the Manager), or that use any derivative of the name Baring Asset Management or any logo associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

      (b) the Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

      (c) the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales  literature  or  other  promotional  material  approved  in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

      12. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

      13.  LIABILITY.  Except as may otherwise be required by the
1940  Act  or the rules thereunder or other applicable  law,  the
Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any,  who,  within  the meaning
of Section 15 of  the  1933  Act, controls the Portfolio Manager shall not be liable for any  error of  judgment,  mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio
Manager  of its   duties, or by reason of reckless disregard by the
Portfolio Manager of its obligations and duties under this Agreement.

      14.  INDEMNIFICATION.

      (a) Notwithstanding Section 13 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

      (b) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any  violations  of willful misconduct, malfeasance, bad faith or gross negligence by the  Portfolio  Manager, any of its employees or representatives, or  any  affiliate  of  or any person acting on  behalf  of  the Portfolio Manager, (2) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement, or (3) any breach  of  any  representations  or  warranties  contained
in  Section   4;  provided, however, that in no case shall the
indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      (c) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this
Section 14. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

      (d) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any -liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section
14. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager
Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

      (e) The Manager shall not be liable under this Section 14 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 14 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of
Section 15 of the 1933 Act, a controlling person of the Manager.

      15. DURATION AND TERMINATION. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from such date and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940
Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 13, 14, and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 15.

      16. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this

Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, and (ii) the holders of a majority of the outstanding voting securities of the Series, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      17.  USE OF NAME.

      (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

      (b) It is understood that the name "Baring International Investment Limited" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such name (or derivative or logo).

      18. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

      19.  INVESTMENT MANAGEMENT REGULATORY ORGANIZATION.

      (a)  Under the rules of the Investment Management Regulatory
Organization  ("IMRO"),  clients  must  be  placed  in   specific
categories   which  are  dictated  by  different   considerations
including the nature and financial description of the client, the experience of the client in certain investments and other
factors.   On the basis of the information given by the

Manager, it is categorized as a Non-Private Customer in relation to the services to be provided in accordance with the Agreement.

      (b) The Portfolio Manager has written procedures in operation in accordance with IMRO rules for the effective consideration and proper handling of client complaints. Any complaint by the Manager should be sent in writing to the Compliance Officer of the Portfolio Manager. The Manager and the Trust may make any complaint about the Portfolio Manager to IMRO.

      20.  MISCELLANEOUS.

      (a) This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean
"affiliated  person" as defined in Section 2(a)(3)  of  the  1940
Act.

      (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

      (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

      (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.
                                  THE GCG TRUST


Attest /s/Marilyn Talman          By: Myles R. Tashman
       -----------------              ----------------
Title: Assistant Secretary        Title: Secretary
       -------------------              --------------

                                  DIRECTED SERVICES, INC.

Attest /s/Marilyn Talman          By: David L. Jacobson
      ------------------              ------------------
Title: Vice President             Title: Senior Vice President
      ---------------                    ---------------------

                                  BARING INTERNATIONAL INVESTMENT
                                  LIMITED


Attest /s/ A.H. Routledge         By: /s/ Mala S. Dhillon
      -------------------            --------------------
Title: Company Solicitor          Title: Director
      -------------------               ---------

                        AMENDED SCHEDULE A

      The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Baring
International Investment Limited shall act as Portfolio Manager are as follows:

            Global Fixed Income Series
            Developing World Series
            Hard Asset Series

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the 26th day February, 1999.

                                   THE GCG TRUST


Attest /s/Marilyn Talman           By: /s/Myles R. Tashman
       -----------------               -------------------
Title: Vice President              Title: Secretary
       -----------------                  ---------

                                   DIRECTED SERVICES, INC.

Attest /s/Marilyn Talman            By: /s/Myles R. Tashman
       -----------------                -------------------
Title: Vice President               Title: Executive Vice President
       -----------------                   ------------------------
       and Assistant Secretary

                                   BARING INTERNATIONAL
                                   INVESTMENT LIMITED


Attest Michael T. Brown            By: /s/Mala S. Dhillon
       ----------------                ------------------
Title: Vice President              Title: Director
       --------------                     --------

                               AMENDED SCHEDULE B
                     COMPENSATION FOR SERVICES TO SERIES

      For the services provided by Baring International Investment Limited ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES                                  RATE

Global Fixed Income Series         0.45% of first $200 million,
                                   0.30% of next $500 million,
                                   0.25% of next $1 billion,
                                   0.10% in excess of $2 billion

Developing World Series            0.90%

Hard Asset Series                  0.40%


      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the 26th day February, 1999.

                                   THE GCG TRUST


Attest /s/Marilyn Talman           By: /s/Myles R. Tashman
       -----------------                    -------------------
Title: Assistant Secretary         Title: Secretary
       -------------------                ---------

                                   DIRECTED SERVICES, INC.

Attest  /s/Marilyn Talman          By: /s/Myles R. Tashman
       ------------------              -------------------
Title: Vice President              Title: Executive Vice President
       -----------------------            ------------------------
       and Assistant Secretary


                                   BARING INTERNATIONAL
                                   INVESTMENT LIMITED


Attest Michael T. Brown            By: /s/Mala S. Dhillon
       ----------------                ------------------
Title: Vice President              Title: Director
       --------------                     --------

EXHIBIT C

     PORTFOLIO MANAGEMENT AGREEMENT

      AGREEMENT made this 26th day of February, 1999, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Alliance Capital Management L.P. ("Portfolio Manager"), a Delaware limited partnership.

      WHEREAS,  the  Trust  is registered  under  the  Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

      WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

      WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

      WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

      WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

      NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

           1. APPOINTMENT. The Trust and the Manager hereby appoints Alliance Capital Management L.P. as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

           In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

           2.   PORTFOLIO  MANAGEMENT  DUTIES.   Subject  to  the
supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each
Series'   assets   by  determining  the  securities   and   other
investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to
execute  and perform such services on behalf of each Series.   To
the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended, copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. The Portfolio Manager further agrees as follows:

           (a) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager),
(2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

           (b) The Portfolio Manager will perform its duties hereunder pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy ("Registration Statement"). The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).

           (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

           (d) In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

           (e) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation.

           (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

           (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

           (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

                (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                 (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                 (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

           3. BROKER-DEALER SELECTION. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection,
and  negotiation  of brokerage commission rates.   The  Portfolio
Manager's   primary   consideration  in  effecting   a   security
transaction will be to obtain the best execution for the Series, taking into account the factors specified in  the  prospectus and/or  statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial
stability  of  the  broker-dealer involved,   the  quality  of
the  service,  the  difficulty   of  execution,   and  the
execution  capabilities  and   operational facilities  of  the
firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from
another  broker-dealer  if  the  difference   is reasonably
justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as  the  Board  of  Trustees  may  determine  and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement
or  otherwise solely by reason of its having caused the Series to
pay   a   broker-dealer  for  effecting  a  portfolio  investment
transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or
the    Portfolio    Manager's   or   its   affiliate's    overall
responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to  such  brokers  and  dealers  who  also  provide  research  or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above
standards,  and  the  Portfolio  Manager  will  report  on   said
allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

           4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the
Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

           5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

           (a) Expenses of all audits by the Trust's independent public accountants;

           (b)  Expenses of the Series' transfer agent, registrar,
dividend   disbursing   agent,  and   shareholder   recordkeeping
services;

           (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

           (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

           (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

           (f)   Expenses of maintaining the Trust's tax records;

           (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio
Manager or an affiliate of the Portfolio Manager;

           (h)   Taxes levied against the Trust;

           (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

           (j)   Costs,  including  the  interest  expense,   of
borrowing money;

           (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

           (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

           (m) Costs of printing stock certificates representing shares of the Trust;

           (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

           (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

           (p)   Association membership dues;

           (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this
Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

           (r)   Organizational and offering expenses.

            6.   COMPENSATION.   For  the services  provided,  the
Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

            7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

            8.   COMPLIANCE.

           (a) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

           (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

            9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l(b)(2)(iii), (5), (6), (7), (9) and
(10) under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

          10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

          11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

           (a) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration
Statements   and   amendments   thereto,   prospectuses,    proxy
statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager, Alliance Capital Management L.P. or any of its affiliates (other than the Manager), or that use any derivative of the name Alliance Capital Management L.P. or any logo associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

           (b) the Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

           (c) the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales  literature  or  other  promotional  material  approved  in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

           12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

           13. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

           14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of
the   Portfolio  Manager's  duties,  or  by  reason  of  reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

           15.  INDEMNIFICATION.

           (a) Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the

Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

           (b) Notwithstanding Section 14 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibili ties as Portfolio Manager of the Series which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, (2) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

           (c)   The  Manager shall not be liable under Paragraph
(a) of this Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this
Section 15. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

           (d) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section
15. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager
Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

           (e) The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 15 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of
Section 15 of the 1933 Act, a controlling person of the Manager.

           16.   DURATION AND TERMINATION.  This Agreement  shall
become  effective  on  the  date first indicated  above.   Unless
terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from such date and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be
required    by   any   other   applicable   law   or   otherwise.
Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of  any penalty by the Trust, upon the vote of a majority of  the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or
(c) by the Portfolio Manager at any time without penalty, upon sixty
(60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be
considered  by  shareholders of the  Series.   In  the  event  of
termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such
records.   The  Agreement shall automatically  terminate  in  the
event  of  its assignment (as such term is described in the  1940
Act).   In  the  event  this Agreement is terminated  or  is  not
approved   in  the  manner  described  above,  the  Sections   or
Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

           17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and
(ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

           18.  USE OF NAME.

          (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

          (b) It is understood that the name "Alliance Capital Management L.P." or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such name (or derivative or logo).

           19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

           20.  MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned, as that term is defined in the 1940 Act, by any party with the prior written consent of the other parties. The Portfolio Manager hereby agrees to notify the Manager and the Trust of any change in the membership of its general partners within a reasonable time after such change.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

          (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.
          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                  THE GCG TRUST


Attest /s/ Marilyn Talman            By: /s/ Myles R. Tashman
       -------------------               ---------------------
Title: Assistant Secretary        Title: Secretary
       -------------------               ---------

                                  DIRECTED SERVICES, INC.

Attest /s/ Marilyn Talman            By: /s/ Myles R. Tashman
       -------------------               ---------------------
Title: President and Assistant    Title: Executive Vice
       -----------------------           -------------------
         Secretary                         President


                                  ALLIANCE CAPITAL MANAGEMENT L.P.

                                  By: Alliance Capital Management
                                      Corporation,
                                      General Partner

Attest /s/ David M. Lesser           By: /s/ Mark R. Maley
      --------------------              --------------------
Title: Admistrative Officer       Title: Assistant Secretary
      ---------------------             --------------------

                             SCHEDULE A



       The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Alliance Capital Management L.P. shall act as Portfolio Manager are as follows:

            Growth & Income Series

                              SCHEDULE B
               COMPENSATION FOR SERVICES TO SERIES

      For the services provided by Alliance Capital Management L.P. to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the
Series:

    Growth & Income Series         0.75% on first $10 million in assets;
                                   0.625% on next $10 million;
                                   0.50% on next $20 million;
                                   0.375% on next $20 million; and
                                   0.25% on amounts in excess of $60 million.

EXHIBIT D

                  PORTFOLIO MANAGEMENT AGREEMENT


     AGREEMENT made this 24th day of October, 1997 among The GCG
Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. ("Manager"), a New York corporation, and T. Rowe Price Associates, Inc. ("Portfolio Manager"), a Maryland corporation.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

     WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

     WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

     NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

     1. APPOINTMENT. The Trust and the Manager hereby appoint the Portfolio Manager to render investment advisory services to the Series designated on Schedule A of this Agreement (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. PORTFOLIO MANAGEMENT DUTIES. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, and provided to the Portfolio Manager by the Manager. The Portfolio Manager further agrees as follows:

          (a) The Portfolio Manager will (1) take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) take all steps necessary to manage the Series so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so as to ensure compliance by the Series with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder. In managing the Series in accordance with these requirements, the Portfolio Manager shall be entitled to act and rely upon advice of counsel to the Trust, counsel to the Manager, or counsel to the Portfolio Manager, such counsel to be reasonably acceptable to the Manager.

          (b) The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy. The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).

          (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to reasonable review by the Manager and the Board of Trustees.

          (d) In connection with the purchase and sale of securities for the Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

          (e) The Portfolio Manager will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent reasonably seeks assistance from or identifies for review by the Portfolio Manager.

          (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested.

          (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as shall be agreed upon by the Trustees, the Manager, and the Portfolio Manager, which agreement shall not be unreasonably withheld.

          (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

               (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

               (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

     3. BROKER-DEALER SELECTION. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker- dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed or will review the post-effective amendment to the Registration Statement for the Trust filed or to be filed with the Securities and Exchange Commission that contains or will contain disclosure about the Portfolio Manager that has been provided by the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement, to the extent it contains information provided by or respecting the Portfolio Manager, contains or will contain, as of the date of filing with the Securities and Exchange Commission, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

     5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

          (a) Expenses of all audits by the Trust's independent public accountants;

          (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder record keeping services;

          (c) Expenses of the Series' custodial services including record keeping services provided by the custodian;

          (d) Expenses of obtaining quotations for calculating the value of the Series' net assets;

          (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for the Series;

          (f)  Expenses of maintaining the Trust's tax records;

          (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

          (h)  Taxes levied against the Trust;

          (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

          (j)  Costs, including the interest expense, of borrowing money;

          (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

          (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

          (m) Costs of printing stock certificates representing shares of the Trust;

          (n) Trustees' fees and expenses to Trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

          (o) The Trust's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

          (p)  Association membership dues;

          (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 or Section 15 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

          (r)  Organizational and offering expenses.

     6. COMPENSATION. For the services provided, the Manager will pay the Portfolio Manager a fee, payable monthly, as described on Schedule B.

     7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the capitalization of the Series.

     8.   COMPLIANCE.

          (a) The Portfolio Manager agrees that it shall immediately notify the Manager and the Trust (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply or might not comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect (provided such Registration Statement or a prospectus for the Trust is provided to the Portfolio Manager).

         (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

     9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Securities and Exchange Commission and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11. REPRESENTATIONS RESPECTING PORTFOLIO MANAGER. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager. The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval, the Portfolio Manager will use its best efforts to comment within 30 days.

     12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

     13. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

     14. LIABILITY. The Portfolio Manager may rely upon information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     15. LIABILITY RESPECTING TAX COMPLIANCE. Notwithstanding Section 14, the Portfolio Manager shall be liable for all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) incurred by the Trust or the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Manager, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which are based upon a failure to comply with Section 2, Paragraph (a)(1) or (2) of this Agreement.

     16. DURATION AND TERMINATION. This Agreement shall become effective on the date first indicated above. Unless sooner terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from the date first indicated above and continue on an annual basis thereafter with respect to the Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.
The Portfolio Manager shall not provide any services for a Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.
However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or
(ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days' written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

     17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     18.  USE OF NAME.

          (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

          (b) It is understood that the name "T. Rowe Price Associates, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall forthwith cease to use such name (or derivative or logo).

     19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

     20.  MISCELLANEOUS.

          (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

          (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

          (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                        THE GCG TRUST


Attest /s/Marilyn Talman           By: /s/ Terry Kendall
       -----------------              ------------------
Title: Assistant Secretary         Title: President
       -------------------                ---------

                                   DIRECTED SERVICES, INC.

Attest  /s/Marilyn Talman          By: /s/ David L. Jacobson
       ------------------              ---------------------
Title: Vice President              Title: Senior Vice President
       --------------                     ---------------------
       and Assistant Secretary

                                   T. ROWE PRICE ASSOCIATES, INC.


Attest                             By: /s/ Darrell Braman
       ----------------                ------------------
Title:                             Title: Vice President
       --------------                     --------------

                         AMENDED SCHEDULE A


     The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which T. Rowe Price
Associates, Inc. shall act as Portfolio Manager is as follows:

     Fully Managed Series
     Equity Income Series

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the 26th day February, 1999.

                                        THE GCG TRUST




Attest /s/Marilyn Talman           By: /s/ Myles R. Tashman
       -----------------              ---------------------
Title: Assistant Secretary         Title: Secretary
       -------------------                ---------

                                   DIRECTED SERVICES, INC.

Attest  /s/Marilyn Talman          By: /s/ Myles R. Tashman
       ------------------              --------------------
Title: Vice President              Title: Executive Vice President
       -----------------------            ------------------------
       and Assistant Secretary


                                   T. ROWE PRICE ASSOCIATES, INC.


Attest /s/ Catherine Berkenkemper  By: /s/ Darrell Braman
       --------------------------      ------------------
Title: Assistant Vice President    Title: Vice President
       ------------------------           --------------

                         AMENDED SCHEDULE B

                    COMPENSATION FOR SERVICES TO SERIES


     For the services provided by T. Rowe Price Associates, Inc. ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, payable monthly, based on the average daily net assets of the Series at the following annual rate of the average daily net assets of the Series:

     SERIES                   RATE
     ------                   ----

     Fully Managed Series     0.50%

     Equity Income Series     0.40%

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the 26th day February, 1999.

                                        THE GCG TRUST



Attest /s/Marilyn Talman             By: /s/ Myles R. Tashman
       -----------------                 --------------------
Title: Assistant Secretary           Title: Secretary
       -------------------                  ---------

                                     DIRECTED SERVICES, INC.

Attest  /s/Marilyn Talman            By: /s/ Myles R. Tashman
       ------------------                --------------------
Title: Vice President                Title: Executive Vice President
       -----------------------              ------------------------
       and Assistant Secretary


                                     T. ROWE PRICE ASSOCIATES, INC.


Attest /s/ Catherine Berkenkemper    By: /s/ Darrell Braman
       --------------------------        ------------------
Title: Assistant Vice President      Title: Vice President
       ------------------------             --------------

EXHIBIT E

                        PORTFOLIO MANAGEMENT AGREEMENT

      AGREEMENT made this 26th day of February, 1999, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Janus Capital Corporation ("Portfolio Manager"), a Colorado corporation.

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

      WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

      WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

      WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

      WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

      NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

      1. APPOINTMENT. The Trust and the Manager hereby appoint Janus Capital Corporation to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

      2. PORTFOLIO MANAGEMENT DUTIES. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and
other investments contained in the portfolio.   The  Portfolio  Manager
will  provide  investment  research  and  conduct   a  continuous program
of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to
execute and perform such services on behalf of  each Series.   To  the
extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio
Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended, copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. Prior to filing the Manager will provide an opportunity for the Portfolio Manager to review the Trust's
prospectus  and  statement  of  additional  information.   The  Portfolio
Manager further agrees as follows:

      (a) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a
Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of
Section 817(h) of the Internal Revenue Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. Portfolio Manager shall have no responsibility to monitor those limitations or restrictions, including the 90%-source test, for which the Portfolio Manager has not been provided sufficient information in accordance with Section 2(j) of this Agreement or otherwise, provided Portfolio Manager has notified Manager of its need for such information. All such monitoring shall be the responsibility of the Manager.

      (b) The Portfolio Manager will perform its duties hereunder pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy ("Registration

Statement"). The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).

      (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

      (d) In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

      (e) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation. The Portfolio Manager shall not otherwise be responsible for portfolio accounting nor shall it be required to generate information derived from portfolio accounting data.

      (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

      (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

      (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

     (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

     (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

     (iii)  been  found  by any federal or state regulatory  authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state
     securities    laws    involving   fraud,    deceit,    or    knowing
     misrepresentation.

      (i) Portfolio Manager shall be responsible for the preparation and filing of Schedule 13G and 13F on behalf of the Series. Portfolio Manager shall not be responsible for preparing or filing of any other reports required of the Series by any governmental or regulatory agency, except as may be expressly agreed to in writing. This section shall not be interpreted to relieve Portfolio Manager of its duty to file reports of it as an investment adviser. Portfolio Manager shall vote proxies received in connection with securities held by the Series.

      (j) Manager shall timely furnish Portfolio Manager with such information as may be reasonably necessary for or requested by Portfolio Manager to perform its responsibilities.

      (k) The Series assets shall be maintained in the custody of the Trust's designated custodian. Any assets added to the Series shall be delivered directly to such custodian. Portfolio Manager shall have no liability for the acts or omissions of any custodian of the Series' assets, except for Portfolio Manager's instructions given to any custodian. Portfolio Manager shall have no responsibility, except for Portfolio Manager's instructions to custodian, for custodian's compliance with the segregation requirement of the 1940 Act or other applicable law. Portfolio Manager shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) 0f the 1940 Act, which was adopted by the Board of Trustees of the Trust as the code of ethics for the Series, and shall not be subject to any other code of ethics, including Manager's code of ethics, unless specifically adopted by Portfolio Manager.

      3. BROKER-DEALER SELECTION. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage
commission  rates.   The  Portfolio Manager's  primary  consideration  in
effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a
block  of  securities.   Accordingly, the price  to  the  Series  in  any
transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the
Portfolio  Manager.   Such  allocation  shall  be  in  such  amounts  and
proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor. Pursuant to the Procedures for Opening

Brokerage and Other Accounts, the Portfolio Manager is authorized to open brokerage and other trading accounts on behalf of the Series in compliance with these procedures.

      4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration
Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

      Manager represents and warrants that: (a) it has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the SEC, and (b) it has authority under the Management Agreement and applicable law to execute, deliver and perform this Agreement.

      5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

      (a) Expenses of all audits by the Trust's independent public accountants;

      (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

      (c)   Expenses  of  the  Series'  custodial  services   including
recordkeeping services provided by the custodian;

      (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

      (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

      (f)   Expenses of maintaining the Trust's tax records;

      (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

      (h)  Taxes levied against the Trust;

      (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

      (j)  Costs, including the interest expense, of borrowing money;

      (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

      (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

      (m) Costs of printing stock certificates representing shares of the Trust;

      (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

      (o)  The Trust's pro rata portion of the fidelity bond required  by
Section 17(g) of the 1940 Act, or other insurance premiums;

      (p)  Association membership dues;

      (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

      (r)  Organizational and offering expenses.

      6. COMPENSATION. For the services provided, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

      7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

      8.  COMPLIANCE.

      (a) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions,
(2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

      (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

      9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager
may,  at  its  own expense, make and retain a copy of such records.   The
Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

      10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

      11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

      (a) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to  the  Portfolio  Manager,  Janus Capital Corporation  or  any  of  its
affiliates  (other than the Manager), or that use any derivative  of  the
name  Janus  Capital Corporation or any logo associated  therewith.   The
Trust  and  the  Manager
agree that they will not use any such material without the prior written consent of the Portfolio Manager, which consent shall not be unreasonably withheld or delayed. The Series' name shall not include the name Janus
without prior written consent of the Portfolio Manager.   In the event of
the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

      (b) the Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

      (c) the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

      12. CONTROL. It is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

      13. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

     14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio
Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

     15.  INDEMNIFICATION.

      (a) Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation
(including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

      (b) Notwithstanding Section 14 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, (2) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      (c)   The Manager shall not be liable under Paragraph (a)  of  this
Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager
will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

      (d) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager

Indemnified Person would result  in  a conflict  of  interests  and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to  the  Portfolio Manager  and,  also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Portfolio Manager
and to the Manager Indemnified Person.   The  Manager Indemnified  Person
shall bear the fees and expenses  of  any  additional counsel retained by it, and the Portfolio Manager shall not be liable  to the  Manager
Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in
connection  with  the  defense  thereof   other   than reasonable costs of
investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

      (e) The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 15 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

       16.   DURATION  AND  TERMINATION.   This  Agreement  shall  become
effective  on  the  date  first indicated above.   Unless  terminated  as
provided herein, the Agreement shall remain in full force and effect for two (2) years from such date and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is
not  approved  as  described  in the preceding  sentence.   However,  any
approval  of  this  Agreement  by  the  holders  of  a  majority  of  the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or
(ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series
hereunder:   (a) by the Manager at any time without penalty,  upon  sixty
(60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which  approval of  the Agreement shall be
considered by shareholders of the Series.   In the  event of termination
for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

     17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     18.  USE OF NAME.

     (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

     (b) It is understood that the name "Janus" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager, only as stated in Section 11, and only for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such name (or derivative or logo).

     19.  AMENDED AND RESTATED AGREEMENT AND DECLARATION OF  TRUST.   A
copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.
                             13

     20.  MISCELLANEOUS.

     (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

     (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                    THE GCG TRUST


Attest /s/ Marilyn Talman           By: /s/ Myles R. Tashman
       ------------------               --------------------
Title: Assistant Secretary          Title: Secretary
       -------------------                 ---------
                                    DIRECTED SERVICES, INC.


Attest  /s/ Marilyn Talman          By: /s/ David L. Jacobson
       -------------------              ---------------------
Title: Assistant Secretary          Title: Senior Vice President
       -------------------                 ---------------------
       and Vice President

                                    JANUS CAPITAL CORPORATION


Attest /s/ Verna Morris             By: /s/ Bonnie Howe
       ----------------                 ---------------
Title: Legal Secretary              Title: Assistant Vice President
       ---------------                     ------------------------

                               SCHEDULE A



        The  Series  of  The GCG Trust, as described in  Section  1  of  the
  attached   Portfolio   Management  Agreement,  to  which   Janus   Capital
  Corporation shall act as Portfolio Manager are as follows:

       Growth Series

                              SCHEDULE B
               COMPENSATION FOR SERVICES TO SERIES

      For the services provided by ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

SERIES                        FEE

Growth Series                 0.55% on first $100 million;
                              0.50% on next $400 million;
                              0.45% on amounts in excess of $500 million.

                     VOTING INSTRUCTION/PROXY
                         THE GCG TRUST
     This voting instruction is solicited on behalf of the Board of Trustees of The GCG Trust (the "Trust"). The Board of Trustees of the Trust recommends that you vote FOR all of the following proposals. Equitable of Iowa Companies ("Equitable of Iowa") will pay for the costs of the Meeting of Shareholders of the Trust (the "Meeting"). Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.



   [variable name]                          [variable contract]
   [variable joint name]
   [variable address line 1]
   [variable address line 2]                PLEASE  VOTE BY MARKING ONE BOX
   [variable address line 3]                NEXT TO EACH PROPOSAL. SIGN BELOW
   [variable city, state & zip]             EXACTLY AS LISTED HERE AND DATE
                                            THIS VOTING INSTRUCTION. THEN
                                            RETURN IT PROMPTLY IN THE ENCLOSED
                                            ENVELOPE.


     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as "Contract") issued by Golden American Life Insurance Company ("Golden American") or a participating insurance company and funded by a separate account of Golden American or a participating insurance company instructs that the shares of the Series of the Trust attributable to his or her Contract be voted at the Meeting to be held on April 20, 1999, at 10:00 a.m., local time, at 1475 Dunwoody Drive, West Chester, Pennsylvania, and at any adjournment thereof, as directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is acknowledged, and in Golden American's (or in such participating insurance company's) discretion, upon such other matters as may properly come before the Meeting and any adjournment thereof.

     The Agreements, proposed below, if approved, will be substantively identical to existing agreements, except that the fees to be paid to the portfolio managers (by DSI not the Trust) will be lower than under currently approved Portfolio Management Agreemets.


UNITS               PROPOSALS                          FOR  AGAINST   ABSTAIN
aaaa   1.   To approve a new Portfolio Management
            Agreement among the Trust, Directed
            Services, Inc. ("DSI") and AIM
            Capital Management, Inc on behalf of:

            (i)   CAPITAL APPRECIATION SERIES          [ ]    [  ]      [ ]

            (ii)  STRATEGIC EQUITY SERIES              [ ]    [  ]      [ ]

bbbb   2.   To approve a new Portfolio Management
            Agreement among the Trust, DSI and Baring
            International Investment Limited on behalf of:

            (i)   DEVELOPING WORLD SERIES              [ ]    [  ]      [ ]

            (ii)  HARD ASSET SERIES                    [ ]    [  ]      [ ]

cccc   3.   To approve a new Portfolio Management
            Agreement among the Trust, DSI and Alliance
            Capital Management L.P. on behalf of:

                  GROWTH INCOME SERIES                 [ ]    [  ]      [ ]

dddd   4.   To approve a new Portfolio Management
            Agreement among the Trust, DSI and T. Rowe
            Price Associates, Inc. on behalf of:

                  EQUITY INCOME SERIES                 [ ]    [  ]      [ ]

dddd   5.   To approve a change in the statement of the
            EQUITY INCOME SERIES' investment objective from "seeking the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital" to providing substantial dividend income and also long-term capital appreciation."

                  EQUITY INCOME SERIES                 [ ]    [  ]      [ ]

eeee   6.   To approve a new Portfolio Management
            Agreement among the Trust, DSI and Janus
            Capital Corporation on behalf of:

                  GROWTH SERIES                        [ ]    [  ]      [ ]

     This voting instruction will be voted as specified. If this voting instruction is signed, but NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. If this voting instruction is not returned properly executed, such votes will be cast by Golden American or a participating insurance company on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the above-listed Series.

PLEASE VOTE BY MARKING ONE BOX NEXT TO EACH PROPOSAL. SIGN EXACTLY AS LISTED ABOVE, AND DATE THIS VOTING INSTRUCTION, THEN RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.

Date:__________, 1999 ________________________      ________________________
                        Contract Owner                Joint Owner (If Any)